LOOMIS SAYLES RETAIL INCOME FUNDS
                        LOOMIS SAYLES INSTITUTIONAL FUNDS

     Supplement dated June 1, 2006 to the Loomis Sayles Retail Income Funds Prospectus and Loomis Sayles Institutional Funds Prospectus, each dated
   February 1, 2006, each as may be revised or supplemented from time to time

Loomis Sayles Retail Income Funds
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The following language is added to the first full paragraph on page 30 in the subsection "How To Purchase Shares" : In addition, clients of IXIS Advisors may also purchase shares of the Funds below the stated minimums.

In the section "Risk/Return Summary" the following text is added under "Principal Investment Strategies" with respect to Loomis Sayles Bond Fund and Loomis Sayles Inflation Protected Securities Fund: The Fund may also invest in mortgage-related securities, including mortgage dollar rolls.

Effective June 1, 2006, the third paragraph and following bullet points in the sub-section "Redemption Fees" within the section "Restrictions on Buying, Selling and Exchanging Fund Shares," are amended as follows: The Funds currently do not impose a redemption fee on a redemption of:

o    shares acquired by reinvestment of dividends or distributions of a Fund; or
o shares held in an account of certain retirement plans or profit sharing plans or purchased through certain intermediaries; or
o    shares redeemed as part of a systematic withdrawal plan; or
o    shares redeemed due to the death or disability of the shareholder; or
o shares redeemed by a Fund due to the shareholder's failure to satisfy the Funds' minimum balance policy or in connection with the merger or liquidation of the Fund; or
o shares redeemed to return an excess contribution in an IXIS/Loomis-sponsored retirement plan, such as an IRA or 403(b)(7) plan, or to effect a required minimum distribution from such a retirement plan.

The redemption fee also does not apply to changes of account registration or transfers within the same Fund or to shares converted from one share class to another share class of the same Fund. In these transactions, subject to systematic limitations, the redemption fee aging period will carry over to the acquired shares, such that if the acquired shares are redeemed or exchanged before the expiration of the aging period, a redemption fee will be applied.

Loomis Sayles Institutional Funds
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The following language is added to the last paragraph on page 34 in the subsection "How To Purchase Shares" : In addition, clients of IXIS Advisors may also purchase shares of the Funds below the stated minimums.

In the section "Risk/Return Summary" the following text is added under "Principal Investment Strategies" with respect to Loomis Sayles Fixed Income Fund and Loomis Sayles Institutional High Income Fund: The Fund may also invest in mortgage-related securities, including mortgage dollar rolls.

All Funds
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The following sentence is added to the subsection "Derivatives Risks" within the section "Summary of Principal Risks":
The portfolio managers expect to use futures for the purpose of managing duration of the Fund's portfolio.

                                                                   M-LSSP57-0606